Exhibit 99.1

Open Lending Announces May Cert Metrics and Announces June 9, 2020 as

Special Meeting Date to Approve Business Combination with Nebula

SAN FRANCISO, CA and AUSTIN, TX, June 1, 2020 – Open Lending, LLC (“Open Lending”), a leading provider of lending enablement and risk analytics solutions to financial institutions, today announced it certified 5,561 loans during the month of May, a greater than 30% increase to the midpoint of the revised guidance and ahead of the high end of the revised guidance for the month. Despite COVID-19 pressures on automotive dealerships, Open Lending’s certification volume is up over 25% year-to-date.

John Flynn, CEO and President of Open Lending commented, “We’ve seen positive trends in our certification volumes in the second half of April and continuing throughout May, leading us to believe the worst of the COVID-19 impact is behind us. The recent success puts us ahead of our revised plan for May, driven by the low interest rate environment, traditional lenders retrenching, and commuters shifting away from public modes of transportation. According to recent data from J.D. Power, wholesale vehicle prices have recovered from their lows in mid-April with the weekly wholesale auction price index now down just 1.9% from pre-coronavirus estimates. Our lending partners have been resilient and continue to utilize our platform, showcased by our 96% lender retention from December 2019 to May 2020. Further, many new lenders have taken these times as an opportunity to adopt our platform. We added 27 lenders onto the platform in 2020 through April, resulting in a net increase in lenders over the same period.”

In addition, Open Lending and Nebula Acquisition Corporation (NASDAQ: NEBU) (“Nebula”), a special purpose acquisition company sponsored by True Wind Capital, L.P. (“True Wind Capital”), today announced the special meeting to approve their business combination has been scheduled to be held on June 9, 2020, as described in the definitive proxy statement/prospectus dated May 22, 2020 (the “Proxy Statement”) of Nebula Parent Corporation (the “Company”). The parties expect to close the business combination on or about June 10, 2020.

The updated transaction terms can be found in the investor presentation published Wednesday, May 13, 2020. In connection with the proposed business combination, Nebula filed the Proxy Statement with the Securities and Exchange Commission (the “SEC”) on May 22, 2020, and the Proxy Statement and proxy card were mailed shortly thereafter to Nebula stockholders and warrant holders of record as of the close of business on May 13, 2020. If any Nebula stockholder or warrant holder does not receive the Proxy Statement, such stockholder should confirm the proxy’s status with their broker, or contact Morrow Sodali LLC (“Morrow”), Nebula’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400).

As previously announced and described in Nebula’s definitive proxy statement dated May 18, 2020, Nebula has scheduled a separate special meeting of its stockholders to extend the date by which Nebula has to consummate a business combination from June 12, 2020 to June 30, 2020, if necessary to provide additional time to close the proposed business combination (the “Extension Meeting”). Nebula is postponing the Extension Meeting to 12:00 p.m., Eastern time, on June 9, 2020, immediately following the special meetings of Nebula’s stockholders and warrantholders being held to approve the proposed business combination. The Extension Meeting was previously scheduled to occur at 11:00 a.m., Eastern time, on June 3, 2020. The Extension Meeting will still be held at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, Virginia 22102.

The deadline for Nebula’s public stockholders to exercise their redemption rights in connection with the extension has been postponed to 4:30 P.M., Eastern time, on Friday, June 5, 2020 (two business days before the Extension Meeting).

If you have not submitted a proxy for use at the Extension Meeting, you are urged to do so promptly. No action is required by any stockholder who has previously delivered a proxy and who does not wish to revoke or change that proxy. Information about voting or revoking a proxy is included in the proxy statement filed by Nebula with the SEC on May 18, 2020, which is available without charge on the SEC’s website at http://www.sec.gov.

About Open Lending

Open Lending, through its flagship product, Lenders Protection, offers loan analytics, risk-based pricing, risk modeling and default insurance, ensuring profitable auto loan portfolios for financial institutions throughout the United States. For more information, please visit www.OpenLending.com.

About Nebula Acquisition Corporation

Nebula Acquisition Corporation, sponsored by True Wind Capital and led by Adam H. Clammer and James H. Greene, Jr., is a blank check company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses in the technology industry.

About True Wind Capital

True Wind Capital is a San Francisco-based private equity firm focused on investing in leading technology companies with a broad mandate including software, data analytics, tech-enabled services, internet, financial technology, and hardware. True Wind Capital is a value-added partner, providing support and expertise that is rooted in its teams’ 75+ years of collective investing experience. Mr. Adam H. Clammer and Mr. James H. Greene, Jr., are the founding partners of True Wind Capital.

Important Information and Where to Find It

A full description of the terms of the transaction are provided in the Proxy Statement that Nebula filed with the SEC on May 22, 2020, which also constitutes a prospectus of the Company. Nebula urges investors, stockholders, warrantholders and other interested persons to read the Proxy Statement as well as other documents filed with the SEC because these documents contain important information about Nebula, Open Lending, ParentCo and the transaction. The Proxy Statement will be mailed to stockholders of Nebula as of the record date established for voting on the proposed transaction. Nebula’s stockholders and warrantholders are also able to obtain a copy of the Proxy Statement, without charge, by directing a request to: Nebula Acquisition Corporation, Four Embarcadero Center, Suite 2100, San Francisco, CA 94111. The Proxy Statement, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Nebula, Open Lending and the Company and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this press release under the rules of the SEC. Information about the directors and executive officers of Nebula and the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the potential transaction is set forth in the Proxy Statement and other materials that may be filed with the SEC regarding the transaction. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Nebula, Open Lending or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions and on the current expectations of Nebula’s and Open Lending’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Nebula and Open Lending. These forward looking statements are subject to a number of risks and uncertainties, including general economic, political and business conditions, the potential effects of COVID-19, applicable taxes, inflation, interest rates and the regulatory environment, the outcome of judicial proceedings to which Open Lending is, or may become a party, the inability of the parties to consummate the proposed transaction; the risk that the approval of the stockholders of Nebula or Open Lending for the potential transaction is not obtained; failure to realize the anticipated benefits of the potential transaction, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Nebula and Open Lending; the amount of redemption requests made by Nebula’s stockholders; those factors discussed in Nebula’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and the Proxy Statement under the heading “Risk Factors,” and other documents of Nebula filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Nebula, Open Lending and the Company presently do not know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Nebula’s and Open Lending’s expectations, plans or forecasts of future events and views as of the date of this press release. Nebula and Open Lending anticipate that subsequent events and developments will cause their assessments to change. However, while Nebula and Open Lending may elect to update these forward-looking statements at some point in the future, Nebula and Open Lending specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Nebula’s or Open Lending’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contact:

ICR for Open Lending

Investors

openlending@icrinc.com

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